Supplement to the
Fidelity® Puritan® Fund
Class K
October 29, 2016
Summary Prospectus

Effective December 12, 2016, the following information replaces similar information found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading.

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which Fidelity provides recordkeeping services or that already hold shares of the fund. Plan participants may purchase shares only if shares are eligible for sale and available through their plan.

PUR-K-SUM-16-01 1.9880437.100	December 1, 2016